Exhibit 99.2

SG Blocks, Inc.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANICAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the proposed merger between SG Blocks, Inc. (“SG Blocks”) and CDSI Holdings Inc. (“CDSI”) and certain other transactions between SG Blocks and CDSI as provided for in the Merger Agreement and Plan of Reorganization Agreement dated July 27, 2011.

On July 27, 2011, SG Blocks and CDSI signed a Merger Agreement and Plan of Reorganization whereby at the closing 100% of the shares of SG Blocks will be cancelled and extinguished and converted into 36,050,764 shares of CDSI. As a result of the transaction, the former owners of SG Blocks will become the controlling stockholders of CDSI. Accordingly, the merger of SG Blocks and CDSI is a reverse merger that will be accounted for as a recapitalization of SG Blocks. Upon completion of the merger, CDSI will change its name to SG Blocks, Inc.  The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2011 combines the balance sheets of SG Blocks and CDSI and gives pro forma effect to: (i) the reverse merger between SG Blocks and CDSI in which SG Blocks is deemed to be the acquiring entity for accounting purposes, (ii) 408,750 shares of CDSI common stock issued to Ladenburg, Thalmann & Co., and (iii) certain other transactions completed at the time of the merger as if SG Blocks and CDSI completed such transactions as of September 30, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and nine months ended September 30, 2011 combine the statement of operations of SG Blocks and CDSI for each of those periods and give pro forma effect to these transactions as if they were completed on January 1, 2010 and January 1, 2011, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of SG Blocks appearing elsewhere herein, and the historical financial statements of CDSI, as filed with the Securities and Exchange Commission and issued in Form 10-K for the year ended December 31, 2010. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Substance of the transaction

At the closing of the merger, the Company will:

o
In connection with the merger the registrant will issue 36,050,764 shares of CDSI common stock with a par value of $0.01 to the shareholders of SG Blocks in exchange for all outstanding shares of SG Blocks common stock.

o
In connection with the merger the registrant will issue 408,750 shares of CDSI common stock to Ladenburg Thalmann & Co., Inc., for merger related consulting fees. The value of these shares was based on valuation models developed by the Company.

o	Upon consummation of the merger, all outstanding SG Blocks warrants will be cancelled and substituted with warrants of similar tenor to purchase an aggregate 1,145,509 shares of CDSI common stock.

o
As a result of the merger, the current holders of common stock of CDSI will own an aggregate of 8% of CDSI common stock on a fully diluted basis, the stockholders and warrant holders of SG Blocks will beneficially own an aggregate of 91% of the common stock of CDSI on a fully diluted bases and Ladenburg Thalmann & Co,, Inc will own an aggregate of 1% of the common stock of CDSI on a fully diluted basis (not including warrants to purchase shares of SG Blocks stock it will receive in the merger as a result of it currently holding warrants to purchase shares of SG Blocks common stock). The accumulated deficit of CDSI will be eliminated to reflect the legal capitalization of the combined entity upon the completion of the merger.

Proforma Balance Sheet
September 30, 2011	Note:	CDSI Holdings, Inc. (1)	SG Blocks, Inc. (2)	Proforma Adj. - Debit	Proforma Adj. - Credit	Proforma As Adjusted
(Unaudited)

Assets

Current assets:
Cash and cash equivalents		$3,072	$955,136			$958,208
Short-term investments		-	39,069			39,069
Accounts receivable, net		-	181,769			181,769
Costs and estimated earnings in excess of billings		-	-			-
on uncompleted contracts		-	-			-
Inventory		-	510,518			510,518
Prepaid expenses and other current assets		-	7,778			7,778
Total current assets		3,072	1,694,270	-	-	1,697,342

Equipment, net			8,689			8,689

Totals		$3,072	$1,702,959	$-	$-	$1,706,031

Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
Accounts payable and accrued expenses		$87,699	$429,351			$517,050
Accrued compensation and related costs		-	-			-
Accrued interest		10,179	-			10,179
Related party accrued expenses		-	-			-
Short-term notes payable		-	10,000			10,000
Related party notes payable		-	-			-
Billings in excess of costs and estimated earnings		-	-			-
on uncompleted contracts		-	-			-
Deferred revenue		-	598,494			598,494
Convertible promissory notes, net of discount of $90,989		-	-			-
Derivative conversion option liabilities		-	-			-
Warrant liabilities		-	161,460			161,460
Total current liabilities		97,878	1,199,305	-	-	1,297,183

Revolving credit promissory note from related party		68,500	-			68,500

Stockholders' equity (deficit):
Preferred stock		-	-	-	-	-
Common stock	3	32,700	1,781	1,781	364,595	397,295
Additional paid-in capital	3	8,223,444	4,999,600	8,782,264		4,440,780
Accumulated deficit	3	(8,419,450)	(4,497,727)	-	8,419,450	(4,497,727)
Total stockholders' equity (deficit)		(163,306)	503,654	8,784,045	8,784,045	340,348

Totals		$3,072	$1,702,959	$8,784,045	$8,784,045	$1,706,031

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

(1) Derived from the historical balance sheet of CDSI appearing in its form 10-Q filed on November 10,2011.
(2) Derived from the historical balance sheet of SG Blocks appearing elsewhere in this form 8-K.
(3) To record effect of reorganization and merger pursuant to the Merger Agreement dated July 27,2011 including:
a. Cancellation and extinguishment of all issued and outstanding SG Blocks common stock
b. Issuance of 36,050,741 CDSI common stock to the SG Blocks shareholders
c. Issuance of 408,750 CDSI common stock to Ladenburg Thalmann & Co., Inc.

Proforma Statement of Operations
Nine Months Ended September 30, 2011	Note:	CDSI Holdings, Inc. (1)	SG Blocks, Inc. (2)	Proforma Adj. - Debit	Proforma Adj. - Credit	Proforma As Adjusted
(Unaudited)

Revenue:
SG block sales		$-	$2,735,629			$2,735,629
Engineering services		-	6,740			6,740
Project management		-	79,244			79,244
		-	2,821,613	-	-	2,821,613

Cost of revenue:
SG block sales		-	2,370,930			2,370,930
Engineering services		-	2,111			2,111
Project management		-	44,041			44,041
		-	2,417,082	-	-	2,417,082

Gross profit		-	404,531	-	-	404,531

Operating expenses:
Payroll and related expenses		-	697,305			697,305
General and administrative expenses	3	112,137	567,568		112,137	567,568
Marketing and business development expense	4	-	229,632	122,986		352,618
Pre-project expenses		-	56,748			56,748
Total		112,137	1,551,253	122,986	112,137	1,674,239

Operating loss		(112,137)	(1,146,722)	(122,986)	(112,137)	(1,269,708)

Other income (expense):
Interest expense	3	(6,249)	(2,520)	(6,249)		(2,520)
Interest income		-	69			69
Change in fair value of derivative liabilities		-	(49,111)			(49,111)
Cancellation of trade liabiliites and unpaid interest		-	61,733			61,733
Total		(6,249)	10,171	(6,249)	-	10,171

Net loss		$(118,386)	$(1,136,551)	$(129,235)	$(112,137)	$(1,259,537)

Net loss per share - basic and diluted:
Basic and diluted		$(0.04)				$(0.03)

Weighted average shares outstanding:
Basic and diluted		3,270,000				38,539,751

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(1) Derived from the historical statement of operations of CDSI appearing in its form 10-Q filed on November 10, 2011.
(2) Derived from the historical statement of operations of SG Blocks appearing elsewhere in this form 8-K.
(3) Reflects elimination of operations of CDSI.
(4) Reflects a merger expense calculated based on the enterprise value of SG Blocks divided by the shares outstanding immediately after the merger.

Proforma Statement of Operations
Year Ended December 31, 2010	Note:	CDSI Holdings, Inc. (1)	SG Blocks, Inc. (2)	Proforma Adj. - Debit	Proforma Adj. - Credit	Proforma As Adjusted
(Unaudited)

Revenue:
SG block sales		$-	$1,190,004			$1,190,004
Engineering services		-	181,312			181,312
Project management		-	545,249			545,249
		-	1,916,565	-	-	1,916,565

Cost of revenue:
SG block sales		-	803,453			803,453
Engineering services		-	104,369			104,369
Project management		-	431,337			431,337
		-	1,339,159	-	-	1,339,159

Gross profit		-	577,406	-	-	577,406

Operating expenses:
Payroll and related expenses		-	963,075			963,075
General and administrative expenses	3	35,520	351,006		35,520	351,006
Marketing and business development expense			161,425			161,425
Pre-project expenses		-	35,758			35,758
Total		35,520	1,511,264	-	35,520	1,511,264

Operating loss		(35,520)	(933,858)	-	(35,520)	(933,858)

Other income (expense):
Interest expense	3	(2,510)	(396,155)	(2,510)		(396,155)
Interest income	3	1	37	1		37
Change in fair value of derivative liabilities			9,275			9,275
Cancellation of trade liabiliites and unpaid interest			73,057			73,057
Recovery of unclaimed property	3	2,825	-	2,825		-
Total		316	(313,786)	316	-	(313,786)

Net loss		$(35,204)	$(1,247,644)	$316	$(35,520)	$(1,247,644)

Net loss per share - basic and diluted:
Basic and diluted		$(0.01)				$(0.05)

Weighted average shares outstanding:
Basic and diluted		3,223,562				23,497,814

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(1) Derived from the historical statement of operations of CDSI appearing in its form 10-K filed on January 31, 2011.
(2) Derived from the historical statement of operations of SG Blocks appearing elsewhere in this form 8-K.
(3) Reflects elimination of operations of CDSI.